UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2007

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

COMMISSION FILE NO. 1-31507

94-3283464
(I.R.S. Employer Identification No.)

35 Iron Point Circle, Suite 200, Folsom, CA 95630
(Address of principal executive offices)

(916) 608-8200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure.

Waste Connections, Inc. will hold an institutional investor day on Thursday, March 15, 2007, beginning at 8:30 a.m. PST, at its corporate office located at 35 Iron Point Circle in Folsom, California. The event will include presentations by members of the company’s executive management. The presentations, together with any questions and answers, are expected to conclude at approximately 11:30 a.m. PST.

Presentation slides and a link to the live audio webcast will be posted on the day of the event to www.wasteconnections.com under the tabs titled Investor Presentations and Investor Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC. (Registrant)

Date: March 12 2007	By:	/s/ Worthing F. Jackman
Worthing F. Jackman, Executive Vice President and Chief Financial Officer